REAL ESTATE	12 Months Ended
Dec. 31, 2012
Real Estate [Abstract]
REAL ESTATE
REAL ESTATE
The following table summarizes Kennedy Wilson's investment in consolidated real estate properties at December 31, 2012 and 2011:

	December 31,
	2012	2011
Land	$99,595,000	$65,908,000
Buildings	193,302,000	53,112,000
Building improvements	3,964,000	2,295,000
	296,861,000	121,315,000
Less accumulated depreciation	(7,412,000)	(5,435,000)
Real estate, net	$289,449,000	$115,880,000

Real property, including land, buildings, and building improvements, are included in real estate and are generally stated at cost.  Buildings and building improvements are depreciated on the straight-line method over their estimated lives not to exceed 40 years.

Depreciation expense on buildings and and building improvements for the years ended December 31, 2012, 2011 and 2010 was $2.0 million, $1.4 million and $1.3 million, respectively.

2012 Consolidated Acquisitions

During 2012, the Company acquired three apartment buildings: a 178-unit apartment building in Oakland, California, for $31.0 million, a 366 unit apartment building in Salt Lake City, Utah, for $43.5 million, and a 217-unit apartment building in Renton, Washington, for $44.4 million. In addition, Kennedy Wilson acquired one office building in North Hollywood, California, consisting of approximately 175,000 square feet for $48.0 million.

The purchase price of acquired properties is recorded to land, buildings and building improvements and intangible lease value (value of above-market and below-market leases, acquired in-place lease values, and tenant relationships, if any) based on their respective estimated fair values in accordance with Business Combinations ASC Subtopics 805-10. Acquisition-related costs are expensed as incurred. The fair value was in excess of the purchase price for the acquisition of the Renton apartment building, which was an off-market transaction, and therefore we recognized a gain of approximately $2.6 million in the accompanying consolidated statements of operations for the year ended December 31, 2012. In addition, the Company incurred and expensed acquisition related costs of $0.7 million for the year ended December 31, 2012.

The Company considers its allocation of the purchase price of properties acquired in 2012 to be preliminary, particularly with respect to the valuation of in-place lease values and the allocation of value between land and buildings. The following table summarizes Kennedy Wilson's acquisitions during 2012 as described above:

Land	$32,433,000
Buildings	125,683,000
Acquired in-place lease values	8,180,000
Total purchase price	166,296,000
Mortgage notes placed/assumed	(110,029,000)
Total cash paid	$56,267,000

In addition, on November 30, 2012, due to a change of control, Kennedy Wilson began to consolidate KW Property Fund II, LP, (Fund II) a limited partnership that had been previously accounted for using the equity method and to whom Kennedy Wilson had advanced $39.6 million in notes receivable as of November 30, 2012 (see Note 3). This entity directly owns two office buildings which are encumbered by mortgage loans and has investments in real estate joint ventures which in aggregate own seven office properties. As a result of obtaining control of this entity, Kennedy Wilson applied Business Combinations guidance which requires assets and liabilities to be consolidated at fair value. Accordingly, $0.6 million in cash and cash equivalents, $2.7 million in other assets, $11.1 million in real estate, net, $75.4 million in investment in joint ventures, $1.6 million in accrued expenses and other liabilities, $5.827 million in notes payable, $8.9 million in mortgage loans payable and $7.6 million in noncontrolling interests were recorded as a result of the consolidation.

As the fair value was in excess of the carrying value of Kennedy Wilson's equity method ownership interest, Kennedy Wilson recorded an acquisition related gain in the amount of $22.8 million in the accompanying consolidated statements of operations for the year ended December 31, 2012. See Note 7 - Fair Value Measurements for further of the methodology used to determine the fair value of the assets and liabilities acquired in this transaction.

The results of operations of the properties acquired have been included in our consolidated financial statements since the date of their acquisition. The unaudited pro forma data presented below assumes that the acquisitions occurred as January 1, 2011. There was $2.1 million of revenues, $0.2 million of equity in joint venture income and $0.9 million of net loss attributable to common shareholders related to the acquisitions for the year ended December 31, 2012 reported in Kennedy Wilson’s consolidated statements of operations. The Company’s unaudited pro forma results have been prepared for comparative purposes only and do not purport to be indicative of the results of operations that would have occurred had these acquisitions been consummated at the beginning of the periods presented.

	Unaudited
	Year Ended December 31,
Dollars in thousands, except for per share data	2012	2011
Pro forma revenues	$79,357	$78,482
Pro forma equity in joint venture income	$17,063	$7,719
Pro forma net loss attributable to Kennedy-Wilson Holdings, Inc. common shareholders	$(11,387)	$(12,447)
Pro forma net loss per share:
Basic	$(0.21)	$(0.29)

2011 Consolidated Acquisitions

During 2011, Kennedy Wilson acquired a 100% interest in an approximate 200,000 square foot office portfolio in Oakland, California (the "Portfolio") from a related party fund (the "Seller") in which Kennedy Wilson has a 5% ownership interest and the fund was accounted for under the equity method. The assets and liabilities of the Portfolio since the date of acquisition have been consolidated at fair value in accordance with Business Combinations guidance. The amounts of $15.0 million in building, $2.5 million in acquired intangibles, $6.2 million in land, $0.6 million in cash and cash equivalents, $0.1 million in accounts receivables and other assets, $16.0 million in mortgage loans payable, and $1.1 million in other liabilities were recorded as a result of the combination. Direct costs of the business combination have been charged to operations in the period that such costs were incurred. Additionally, Kennedy Wilson will pay the Seller 15% of all profits realized by Kennedy-Wilson in excess of a 10% internal rate of return upon disposition of the investment. Accordingly, Kennedy Wilson had recorded a liability of $0.2 million and $0.7 million, at fair value, for the 15% contingent interest as of December 31, 2012 and 2011, respectively. This interest will be re-evaluated on an on-going basis.

As the fair value was in excess of price paid, Kennedy Wilson recorded a acquisition related gain in the amount of $6.3 million in the accompanying consolidated statements of operations for the year ended December 31, 2011. Fair value was determined using the income approach.

2010 Acquisitions
During 2010, Kennedy Wilson acquired its partners interest to obtain 100% of the interest in Fairways 340, LLC ("Fairways") that was previously accounted for under the equity method. The assets, liabilities, and results of the operations of Fairways at the date of acquisition were consolidated at fair value and direct costs of the business combination have been charged to operations in the period that such costs were incurred in accordance with Business Combinations guidance. Kennedy Wilson had a 49.83% ownership interest and equity with a fair value of $8.9 million before the combination and the combination was considered to be achieved in stages. As a result of remeasuring its basis at fair value (utilizing an income approach) upon the combination, Kennedy Wilson recorded an acquisition related gain in the amount of $2.1 million in the accompanying consolidated statements of operations for the year ended December 31, 2010.